CounterPath Reports Fourth Quarter
and Fiscal 2016 Financial Results

CounterPath Improves Profitability in Fiscal 2016

VANCOUVER, BC, Canada — July 14, 2016 — CounterPath Corporation (“CounterPath” or the “Company”) (NASDAQ: CPAH) (TSX: CCV), a global provider of award-winning over-the-top (OTT) Unified Communications solutions for enterprises and carriers, today announced the financial and operating results for its fourth quarter and fiscal year ended April 30, 2016.

Fourth Quarter Financial Highlights

•	Quarterly revenue of $3.0 million, compared to revenue of $2.7 million for the third quarter of fiscal 2016 and $3.1 million for the fourth quarter of fiscal year 2015.

•	Non-GAAP loss from operations of $0.2 million compared to non-GAAP loss from operations of $0.8 million for the fourth quarter of fiscal year 2015.

•	Net loss of $1.0 million, or $0.22 per share, compared to a net loss of $1.4 million, or $0.33 per share, for the fourth quarter of fiscal year 2015.

•	Non-GAAP net loss of $0.8 million, or $0.18 per share, compared to non-GAAP net loss of $1.2 million, or $0.29 per share, for the fourth quarter of fiscal year 2015.

•	Cash of $2.2 million as of April 30, 2016.

Fiscal 2016 Financial Highlights

•	Annual revenue of $11.1 million, compared to $12.0 million for fiscal 2015.

•	Non-GAAP gross margin of 86% and GAAP gross margin of 85% (compared to non-GAAP gross margin of 82% and GAAP gross margin of 81% in fiscal 2015).

•	Non-GAAP loss from operations of $1.9 million compared to a non-GAAP loss from operations of $4.3 million last fiscal year.

•	Net loss of $2.7 million, or $0.61 per share, compared to a net loss of $4.4 million, $1.05 per share, last fiscal year.

•	Non-GAAP net loss of $1.7 million, or $0.39 per share, compared to a non-GAAP net loss of $3.4 million, or $0.81 per share, last fiscal year.

Management Commentary

“For fiscal year 2016 the Company improved gross margin and operating income while investing heavily in a strategic roadmap, involving product line development and Intellectual Property” said Donovan Jones, President and Chief Executive Officer. “I am proud of our team performance in generating a strong foundation for business growth. In particular we advanced our unified communications and collaboration solutions with global partners and significantly broadened the underlying technology platform. Later this year CounterPath will introduce a powerful new SaaS communications offering called Bria X, which has been developed to accommodate rapidly growing enterprise client demands. The offering is highly differentiated and disruptive to all other offerings in the market. The Bria X solution enables enterprises to communicate and collaborate better in a global, secure and productive environment. During fiscal year 2016 the Company experienced a considerable increase in recurring revenue with new solutions and services. We are expecting continued growth in our subscription based revenue model, with the CounterPath public cloud solutions targeting small and medium sized businesses globally. The Company will also continue to focus on securing new large enterprise customers with private cloud communications solutions in the financial services, healthcare and government sectors with large partners which include Nokia, Oracle and Avaya.”

CounterPath Reports Fourth Quarter and Fiscal 2016 Financial Results

FY2016 and Recent Business Highlights

•	Announced its new Bria for Salesforce application is now available through the Salesforce AppExchange, empowering Salesforce users to connect with customers, partners and employees.

•

Announced an agreement with Ingram Micro Inc. (NYSE: IM), a Fortune 100 company that delivers a full spectrum of global technology and supply chain services to businesses around the world, to distribute CounterPath OTT communications solutions.

•

Awarded patent No. US 9131006, by the U.S. Patent and Trademark Office. Titled “Method And System for Extending Services to Cellular Devices”, a patent that builds on a previous patent (US 8165576) of the same name by further protecting unique methods for the seamless handover of communication services from a fixed or cellular network to a packet switched network.

•	Raised gross proceeds of $1,465,000 by way of a non-brokered private placement of units at a price of $5.00 per unit.

•	Launched our next generation of solutions, including Bria 4.4 for desktops, Bria 3.6 for Android/iOS, and Stretto Platform 1.8 which provides management, mobility and messaging capabilities.

•	Announced that a European carrier offering highly secure telecommunication services has purchased over $800,000 of CounterPath software and services.

•	Announced partnership with Nokia (formerly Alcatel-Lucent) through which CounterPath is developing unified communication and collaboration software for Nokia to market to large enterprise.

Financial Overview

(All amounts in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“GAAP”) unless otherwise specified. Per share figures reflect the impact of a one-for-ten reverse stock split effected at the opening of trading on November 2, 2015 which has been retroactively applied to the figures in this new release and the consolidated financial statements.)

Revenue was $11.1 million for the year ended April 30, 2016 compared to $12.0 million for last fiscal year. Software revenue was $6.0 million compared to $7.2 million for last fiscal year, and service revenue was $5.0 million compared to $4.9 million for last fiscal year. Operating expenses for the year ended April 30, 2016 were $13.9 million compared to $17.3 million for last fiscal year. Approximately $1.2 million of the $3.4 million decline in operating expenses was related to a weakening Canadian dollar relative to the U.S. dollar as a significant percentage of the Company’s operating costs are based in Canadian dollars. Operating expenses for the year included a non-cash stock-based compensation expense of $0.9 million (2015 - $1.0 million). Sales and marketing expenses were $4.1 million for the year ended April 30, 2016 compared to $4.9 million for last fiscal year. For the year ended April 30, 2016, research and development expenses were $4.7 million and general and administrative expenses were $3.4 million compared to $5.7 million and $4.5 million, respectively, for last fiscal year.

CounterPath Reports Fourth Quarter and Fiscal 2016 Financial Results

Foreign exchange gain for the year ended April 30, 2016 was $0.2 million compared to $0.9 million for the year ended April 30, 2015. The foreign exchange gain represents the gain on account of translation of the intercompany accounts of CounterPath’s subsidiary which are maintained in Canadian dollars and transactional gains and losses resulting from transactions denominated in currencies other than U.S. dollars.

The net loss for the year ended April 30, 2016 was $2.7 million, or ($0.61) per share, compared to a net loss of $4.4 million, or ($1.05) per share, for the year ended April 30, 2015. As of April 30, 2016, the Company had $2.2 million in cash, compared to $2.9 million at April 30, 2015.

Forward-Looking Statements

This news release contains "forward-looking statements". Statements in this news release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, outlook, expectations or intentions regarding the future including (1) later this year CounterPath will introduce a powerful new SaaS communications offering called Bria X; (2) we are expecting continued growth in our subscription based revenue model, with the CounterPath public cloud solutions targeting small and medium sized businesses globally; and (3) the Company will also continue to focus on securing new large enterprise customers with private cloud communications solutions in the financial services, healthcare and government sectors with large partners which include Nokia, Oracle and Avaya. It is important to note that actual outcomes and the Company’s actual results could differ materially from those in such forward-looking statements. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others: (1) the variability in CounterPath’s sales from reporting period to reporting period due to extended sales cycles as a result of selling CounterPath’s products through channel partners or the length of time of deployment of CounterPath’s products by its customers, (2) the Company’s ability to manage its operating expenses, which may adversely affect its financial condition, (3) the Company’s ability to remain competitive as other better financed competitors develop and release competitive products, (4) a decline in the Company’s stock price or insufficient investor interest in the Company’s securities which may impact the Company’s ability to raise additional financing as required or be delisted from a stock exchange on which its common stock trades, (5) the impact of intellectual property litigation that could materially and adversely affect CounterPath’s business, (6) the success by the Company of the sales of its current and new products, (7) the impact of technology changes on the Company’s products and industry, (8) the failure to develop new and innovative products using the Company’s technologies, and (9) the potential dilution to shareholders or overhang on the Company’s share price of its outstanding stock options. Readers should also refer to the risk disclosures outlined in the Company’s quarterly reports on Form 10-Q, or in the annual reports on Form 10-K, and the Company’s other disclosure documents filed from time-to-time with the Securities and Exchange Commission at http://www.sec.gov and the Company’s interim and annual filings and other disclosure documents filed from time-to-time on SEDAR at www.sedar.com.

CounterPath Reports Fourth Quarter and Fiscal 2016 Financial Results

About CounterPath
CounterPath Unified Communications solutions are changing the face of telecommunications. An industry and user favorite, Bria softphones for desktop, tablet and mobile devices, together with Stretto Platform™ server solutions, enable operators, OEMs and enterprises large and small around the globe to offer a seamless and unified over-the-top (OTT) communications experience across both fixed and mobile networks. The Bria and Stretto combination enables an improved user experience as an overlay to the most popular UC and IMS telephony and applications servers on the market today. Standards-based, cost-effective and reliable, CounterPath award-winning solutions power the voice and video calling, messaging, and presence offerings of customers such as AT&T, Avaya, BroadSoft, BT, Cisco Systems, GENBAND, Metaswitch Networks, Mitel, NEC, Network Norway, Nokia, Rogers and Verizon. Visit www.counterpath.com.

Contacts:

David Karp
Chief Financial Officer, CounterPath
dkarp@counterpath.com
(604) 628-9364

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(TABLES TO FOLLOW)

CounterPath Reports Fourth Quarter and Fiscal 2016 Financial Results

COUNTERPATH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Stated in U.S. Dollars)

	April 30,	April 30,
	2016	2015

Assets
Current assets:
Cash	$2,159,738	$2,852,422
Accounts receivable (net of allowance for doubtful accounts of $547,173 (2015 - $294,719))	3,209,279	3,305,466
Prepaid expenses and deposits	184,644	168,299
Total current assets	5,553,661	6,326,187

Deposits	93,868	97,667
Equipment	142,563	271,736
Goodwill	7,001,228	7,311,449
Other assets	174,811	216,125
Total Assets	$12,966,131	$14,223,164

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$1,943,108	$2,305,580
Unearned revenue	1,808,857	1,866,986
Customer deposits	2,384	−
Accrued warranty	61,356	73,117
Total current liabilities	3,815,705	4,245,683

Deferred lease inducements	35,379	47,760
Unrecognized tax benefit	10,563	10,563
Total liabilities	3,861,647	4,304,006

Stockholders’ equity:
Preferred stock, $0.001 par value Authorized: 100,000,000 Issued and outstanding: April 30, 2016 – nil; April 30, 2015 – nil	–	–
Common stock, $0.001 par value Authorized: 100,000,000 Issued and outstanding: April 30, 2016 – 4,542,348; April 30, 2015 – 4,233,395	4,542	4,233
Treasury stock	–	(1)
Additional paid-in capital	70,065,082	67,638,003
Accumulated deficit	(58,022,500)	(55,330,905)
Accumulated other comprehensive income (loss) – currency translation adjustment	(2,942,640)	(2,392,172)
Total stockholders’ equity	9,104,484	9,919,158
Liabilities and Stockholders’ Equity	$12,966,131	$14,223,164

CounterPath Reports Fourth Quarter and Fiscal 2016 Financial Results

COUNTERPATH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Stated in U.S. Dollars)

	Years Ended
	April 30,
	2016	2015

Revenue:
Software	$6,031,618	$7,151,076
Service	5,049,740	4,852,007
Total revenue	11,081,358	12,003,083
Operating expenses:
Cost of sales (includes depreciation of $7,225 (2015 - $32,710))	1,667,087	2,222,071
Sales and marketing	4,145,351	4,935,671
Research and development	4,737,055	5,669,217
General and administrative	3,373,674	4,522,044
Total operating expenses	13,923,167	17,349,003
Loss from operations	(2,841,809)	(5,345,920)
Interest and other income (expense), net
Interest and other income	5,211	21,669
Interest expense	(2,310)	(1,229)
Foreign exchange gain	195,003	883,613
Fair value adjustment on derivative instruments	(47,690)	−
Net loss for the year	$(2,691,595)	$(4,441,867)

Net loss per share:
Basic	$(0.61)	$(1.05)
Diluted	$(0.61)	$(1.05)

Weighted average common shares outstanding:
Basic	4,433,402	4,249,252
Diluted	4,433,402	4,249,252

CounterPath Reports Fourth Quarter and Fiscal 2016 Financial Results

Non-GAAP Financial Measures
This news release contains “non-GAAP financial measures”. The non-GAAP financial measures in this news release consist of non-GAAP gross margin and non-GAAP income (loss) from operations which exclude non-cash stock-based compensation relative to gross profit and income (loss) from operations calculated in accordance with GAAP. The non-GAAP financial measures also include non-GAAP net income (loss) which excludes non-cash stock-based compensation and fair value adjustment on derivative instruments charges relative to income (loss) calculated in accordance with GAAP. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. CounterPath utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. CounterPath believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of CounterPath’s core operating results and trends.

Reconciliation to GAAP
(Unaudited)

	Three Months Ended		Twelve Months Ended
	April 30,		April 30,
	2016	2015	2016	2015
Non-GAAP gross margin:

Revenue	$3,040,387	$3,103,321	$11,081,358	$12,003,083
Less:
Cost of sales	225,420	472,895	1,667,087	2,222,071
GAAP gross profit	$2,814,967	$2,630,426	$9,414,271	$9,781,012

Percentage of revenue (gross margin)	93%	85%	85%	81%

GAAP gross profit	$2,814,967	$2,630,426	$9,414,271	$9,781,012
Plus:
Stock-based compensation	18,444	16,831	68,259	75,535
Non-GAAP gross profit	$2,833,411	$2,647,257	$9,482,530	$9,856,547

Percentage of revenue (Non-GAAP gross margin)	93%	85%	86%	82%

	Three Months Ended		Twelve Months Ended
	April 30,		April 30,
	2016	2015	2016	2015
Non-GAAP income (loss) from operations:

GAAP income (loss) from operations	$(324,413)	$(1,027,242)	$(2,841,809)	$(5,345,920)
Plus:
Stock-based compensation	160,132	196,607	906,914	1,000,070
Non-GAAP income (loss) from operations	$(164,281)	$(830,635)	$(1,934,895)	$(4,345,850)

CounterPath Reports Fourth Quarter and Fiscal 2016 Financial Results

	Three Months Ended		Twelve Months Ended
	April 30,		April 30,
	2016	2015	2016	2015
Non-GAAP net income (loss):

GAAP net income (loss)	$(998,913)	$(1,414,627)	$(2,691,595)	$(4,441,867)
Plus:
Stock-based compensation	160,132	196,607	906,914	1,000,070
Fair value adjustment on derivative instruments	–	–	47,690	–
Non-GAAP net income (loss)	$(838,781)	$(1,218,020)	$(1,736,991)	$(3,441,797)

GAAP net income (loss) per share:
Basic	$(0.22)	$(0.33)	$(0.61)	$(1.05)
Diluted	$(0.22)	$(0.33)	$(0.61)	$(1.05)

Non-GAAP net income (loss) per
Basic	$(0.18)	$(0.29)	$(0.39)	$(0.81)
Diluted	$(0.18)	$(0.29)	$(0.39)	$(0.81)